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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2016

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On February 8, 2016, Monroe Bank and Trust, the subsidiary of the Registrant, issued a press release announcing the appointment of Donald M. Lieto as Executive Vice President, Continuity and Acquisition Integration Director. The press release is furnished herewith as Exhibit No. 99.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

99

Press Release dated February 8, 2016 announcing Registrant’s appointment of Donald M. Lieto as Executive Vice President, Continuity and Acquisition Integration Director for Monroe Bank & Trust, the subsidiary of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: February 8, 2016	By:	/s/ John L. Skibski
John L. Skibski
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99

Press Release dated February 8, 2016 announcing Registrant’s appointment of Donald M. Lieto as Executive Vice President, Continuity and Acquisition Integration Director for Monroe Bank & Trust, the subsidiary of the Registrant.